UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06068

AB FIXED-INCOME SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Capital Management L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2016

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.15

SEMI-ANNUAL REPORT

AB FIXED-INCOME SHARES, INC.

GOVERNMENT STIF PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,000.60	$0.05	0.01%
Hypothetical**	$1,000	$1,025.09	$0.05	0.01%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB FIXED-INCOME SHARES, INC. •	1

Expense Example

PORTFOLIO OF INVESTMENTS

October 31, 2015 (unaudited)

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 101.9%
U.S. Government & Government Sponsored Agency Obligations – 82.9%
Federal Farm Credit Bank
12/07/15(a)	0.134%	$45,000	$44,999,459
2/19/16(a)	0.137%	132,000	131,997,577
4/04/16(a)	0.140%	22,500	22,499,134
2/01/16(a)	0.143%	45,000	44,999,582
8/16/16(a)	0.144%	50,000	50,000,000
3/15/16(a)	0.146%	110,000	110,011,436
4/18/16(a)	0.147%	100,000	99,996,204
11/18/15(a)	0.150%	3,000	3,000,040
3/14/16(a)	0.153%	150,000	150,009,072
11/10/15(a)	0.166%	25,000	25,000,154
4/15/16(a)	0.166%	90,000	90,018,068
1/25/16(a)	0.167%	3,400	3,400,056
12/18/15(a)	0.190%	15,000	15,001,243
11/19/15(a)	0.197%	700	700,003
2/26/16(a)	0.197%	130,776	130,795,083
1/19/16(a)	0.207%	2,750	2,750,248
6/06/16(a)	0.210%	10,000	10,004,060
8/26/16(a)	0.217%	29,500	29,518,076
4/22/16(a)	0.220%	27,500	27,511,008
6/02/16(a)	0.223%	25,675	25,687,721
11/02/15	0.230%	800	800,000
2/01/16(a)	0.250%	37,600	37,608,964
4/20/16(a)	0.264%	2,500	2,501,177
1/19/16	0.300%	5,000	5,001,229
11/04/15	0.350%	5,000	5,000,055
1/29/16	0.430%	20,935	20,949,874
12/16/15	4.875%	4,000	4,022,581
Federal Farm Credit Discount Notes
1/13/16	0.140%	10,000	9,997,200
1/06/16	0.150%	10,000	9,997,292
1/14/16	0.155%	7,000	6,997,800
11/05/15	0.160%	25,000	24,999,667
2/05/16	0.160%	25,000	24,989,444
12/07/15	0.190%	30,000	29,994,458
2/12/16	0.235%	27,000	26,982,023
1/15/16	0.240%	25,000	24,987,667
1/14/16	0.250%	9,300	9,295,285
3/04/16	0.301%	10,000	9,989,750
Federal Home Loan Bank
1/15/16(a)	0.126%	200,000	200,000,000
2/19/16(a)	0.137%	100,000	100,000,000
11/18/15	0.140%	24,000	23,999,545

2	• AB FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

11/20/15(a)	0.144%	$51,750	$51,750,269
1/08/16(a)	0.144%	75,000	74,999,306
11/27/15(a)	0.156%	15,000	15,000,035
2/09/16(a)	0.156%	175,000	175,000,000
3/03/16(a)	0.159%	25,000	24,999,788
3/28/16(a)	0.159%	175,000	175,000,000
12/11/15	0.160%	45,000	44,998,776
12/16/15(a)	0.160%	35,000	35,001,687
3/22/16(a)	0.162%	100,000	100,000,000
3/04/16(a)	0.164%	100,000	100,000,000
3/16/16(a)	0.164%	100,000	100,000,000
4/26/16(a)	0.220%	50,000	50,000,000
5/20/16(a)	0.233%	90,000	90,008,050
5/04/16(a)	1.000%	150,000	149,998,104
Federal Home Loan Bank Discount Notes
1/06/16	0.111%	200,000	199,959,916
1/08/16	0.111%	71,500	71,485,229
1/13/16	0.111%	50,000	49,988,900
1/15/16	0.115%	100,000	99,976,362
1/20/16	0.120%	150,000	149,960,499
1/27/16	0.123%	200,000	199,941,232
1/22/16	0.125%	100,000	99,971,875
2/02/16	0.135%	50,000	49,982,750
1/29/16	0.140%	100,000	99,965,778
2/05/16	0.140%	50,000	49,981,528
1/28/16	0.145%	65,000	64,977,223
2/08/16	0.145%	15,300	15,293,961
1/04/16	0.150%	200,000	199,947,500
1/25/16	0.150%	50,000	49,982,500
2/19/16	0.190%	18,016	18,005,636
2/09/16	0.200%	50,000	49,972,500
1/15/16	0.220%	3,100	3,098,598
1/20/16	0.220%	4,700	4,697,731
1/22/16	0.250%	1,300	1,299,269
1/22/16	0.260%	2,000	1,998,830
1/25/16	0.260%	2,300	2,298,605
2/05/16	0.270%	1,600	1,598,860
2/24/16	0.295%	100,000	99,906,584
1/05/16	0.300%	50,000	49,973,333
2/05/16	0.310%	3,600	3,597,055
3/11/16	0.330%	50,000	49,940,597
2/05/16	0.330%	1,400	1,398,781
3/09/16	0.331%	4,500	4,494,720
3/18/16	0.381%	50,000	49,927,694
Federal Home Loan Mortgage Corp.
11/25/15(a)	0.187%	90,000	90,002,273
7/21/16(a)	0.191%	5,000	5,001,874

AB FIXED-INCOME SHARES, INC. •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Discount Notes
2/04/16	0.145%	$34,800	$34,786,824
1/04/16	0.148%	8,500	8,497,806
1/11/16	0.149%	100,000	99,971,028
1/04/16	0.150%	62,075	62,058,706
1/11/16	0.150%	72,000	71,979,000
2/10/16	0.160%	50,000	49,977,778
1/06/16	0.215%	25,000	24,990,295
1/07/16	0.215%	75,000	74,970,438
1/12/16	0.220%	25,000	24,989,153
1/12/16	0.250%	10,000	9,995,069
2/02/16	0.250%	13,030	13,021,675
2/05/16	0.257%	25,000	24,983,045
1/08/16	0.270%	13,850	13,843,040
Federal National Mortgage Association
7/25/16(a)	0.207%	4,000	4,001,973
8/15/16(a)	0.216%	38,000	38,022,529
8/26/16(a)	0.217%	13,190	13,198,010
4/01/16(a)	0.276%	1,180	1,180,071
Federal National Mortgage Association Discount Notes
12/01/15	0.140%	14,250	14,248,393
2/08/16	0.145%	5,350	5,347,888
1/06/16	0.148%	116,000	115,969,002
1/04/16	0.150%	10,008	10,005,373
2/10/16	0.165%	5,100	5,097,663
1/14/16	0.225%	35,400	35,383,849
2/01/16	0.250%	25,000	24,984,201
2/01/16	0.253%	10,000	9,993,617
1/14/16	0.260%	4,900	4,897,417
2/08/16	0.260%	46,450	46,417,124
2/10/16	0.265%	3,500	3,497,424
1/14/16	0.270%	1,800	1,799,015
2/24/16	0.280%	81,690	81,617,567
1/14/16	0.300%	6,600	6,595,985
U.S. Treasury Notes
1/31/16(a)	0.065%	400,000	399,998,626
4/30/16(a)	0.089%	230,000	230,017,891
2/29/16	0.250%	100,000	100,006,765
1/31/16	0.375%	100,000	100,037,892
2/15/16	0.375%	200,000	200,095,590
1/31/16	2.000%	50,000	50,222,371
2/29/16	2.125%	50,000	50,308,894

			6,688,405,430

4	• AB FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Repurchase Agreements – 19.0%
Bank of America NA 0.07%, dated 10/30/15 due 11/02/15 in the amount of $200,001,167 (collateralized by $203,557,400 U.S. Treasury Note, 0.50% due 7/31/16, value $204,000,018)	$200,000	$200,000,000
Credit Suisse Securities LLC 0.09%, dated 10/30/15 due 11/02/15 in the amount of $50,000,375 (collateralized by $49,030,000 U.S. Treasury Note, 3.125% due 1/31/17, value $51,004,320)	50,000	50,000,000
Federal Reserve Bank NY 0.05%, dated 10/30/15 due 11/02/15 in the amount of $600,002,500 (collateralized by $554,218,700 U.S. Treasury Bond and U.S. Treasury Notes, 1.625% to 3.625% due 6/30/18 to 8/15/43, value $600,002,512)	600,000	600,000,000
HSBC USA, Inc. 0.05%, dated 10/30/15 due 11/02/15 in the amount of $250,001,042 (collateralized by $252,270,000 U.S. Treasury Note, 1.50% due 11/30/19, value $255,001,063)	250,000	250,000,000
HSBC USA, Inc. 0.06%, dated 10/30/15 due 11/02/15 in the amount of $50,000,250 (collateralized by $44,008,300 U.S. Treasury Bond and U.S. Treasury Notes, 0.50% to 6.75% due 6/30/16 to 8/15/26, value $51,000,908)	50,000	50,000,000
Mizuho Securities USA, Inc. 0.09%, dated 10/30/15 due 11/02/15 in the amount of $200,001,500 (collateralized by $186,600,000 U.S. Treasury Note, 3.625% due 8/15/19, value $204,001,530)	200,000	200,000,000
Mizuho Securities USA, Inc. 0.11%, dated 10/30/15 due 11/02/15 in the amount of $30,000,275 (collateralized by $27,993,500 U.S. Treasury Note, 3.625% due 8/15/19, value $30,600,014)	30,000	30,000,000
Toronto-Dominion Bank NY 0.08%, dated 10/30/15 due 11/02/15 in the amount of $149,800,999 (collateralized by $147,968,400 Federal Farm Credit Consolidated Systemwide Bonds and Notes, Federal National Mortgage Association, U.S. Treasury Bond, U.S. Treasury Note and U.S. Treasury Bills, 0.18% to 7.125% due 11/16/15 to 2/15/40, value $152,796,046)	149,800	149,800,000

		1,529,800,000

AB FIXED-INCOME SHARES, INC. •	5

Portfolio of Investments

U.S. $ Value

Total Investments – 101.9% (cost $8,218,205,430)	$8,218,205,430
Other assets less liabilities – (1.9)%	(149,291,416)

Net Assets – 100.0%	$8,068,914,014

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

(a)	Floating Rate Security. Stated interest rate was in effect at October 31, 2015.

See notes to financial statements.

6	• AB FIXED-INCOME SHARES, INC.

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015 (unaudited)

Assets
Investments in securities, at value (cost $6,688,405,430)	$6,688,405,430
Repurchase agreements, at value (cost $1,529,800,000)	1,529,800,000
Cash	244,593
Interest receivable	1,314,592

Total assets	8,219,764,615

Liabilities
Payable for investment securities purchased	149,998,103
Payable for capital stock redeemed	768,418
Administrative fee payable	17,416
Transfer Agent fee payable	1,814
Accrued expenses	64,850

Total liabilities	150,850,601

Net Assets	$8,068,914,014

Composition of Net Assets
Capital stock, at par	$4,034,413
Additional paid-in capital	8,064,789,551
Accumulated net realized gain on investment transactions	90,050

Net Assets	$8,068,914,014

Capital stock outstanding—32.5 billion shares authorized, $0.0005 par value	8,068,826,735

Net Asset Value Per Share	$1.00

See notes to financial statements.

AB FIXED-INCOME SHARES, INC. •	7

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2015 (unaudited)

Investment Income
Interest		$4,598,199

Expenses
Custodian	$144,250
Administrative	25,340
Audit and tax	21,139
Legal	16,850
Transfer agency	10,682
Directors’ fees	10,508
Printing	6,207
Registration fees	293
Miscellaneous	60,199

Total expenses		295,468

Net investment income		4,302,731

Realized Gain on Investment Transactions
Net realized gain on investment transactions		48,937

Contributions from Affiliates (see Note B)		86

Net Increase in Net Assets from Operations		$4,351,754

See notes to financial statements.

8	• AB FIXED-INCOME SHARES, INC.

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2015 (unaudited)		Year Ended April 30, 2015
Increase in Net Assets from Operations
Net investment income	$4,302,731		$5,178,306
Net realized gain on investment transactions	48,937		64,653
Contributions from Affiliates (see Note B)	86		– 0	–

Net increase in net assets from operations	4,351,754		5,242,959
Dividends and Distributions to Shareholders from
Net investment income	(4,302,731)		(5,178,306)
Net realized gain on investment transactions	– 0	–	(23,540)
Capital Stock Transactions
Net increase	340,228,661		1,958,179,950

Total increase	340,277,684		1,958,221,063
Net Assets
Beginning of period	7,728,636,330		5,770,415,267

End of period (including undistributed net investment income of $ – 0 – and $ – 0 –, respectively)	$8,068,914,014		$7,728,636,330

See notes to financial statements.

AB FIXED-INCOME SHARES, INC. •	9

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Fixed-Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Fixed-Income Shares, Inc. The Fund operates as a series company currently consisting of the Government STIF Portfolio (the “Portfolio”). The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio offers one class of shares exclusively to institutional clients of AllianceBernstein L.P. (the “Adviser”), including the mutual funds managed by the Adviser. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

10	• AB FIXED-INCOME SHARES, INC.

Notes to Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
U.S. Government & Government Sponsored Agency Obligations	$	– 0	–	$6,688,405,430		$	– 0	–	$6,688,405,430
Repurchase Agreements		1,529,800,000		– 0	–		– 0	–	1,529,800,000

Total^		$1,529,800,000		$6,688,405,430		$	– 0	–	$8,218,205,430

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established a Valuation Committee (the “Committee”) to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Fund’s Board of Directors (the “Board”), including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and

AB FIXED-INCOME SHARES, INC. •	11

Notes to Financial Statements

liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income and is paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

12	• AB FIXED-INCOME SHARES, INC.

Notes to Financial Statements

6. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervision of the Board. Pursuant to the Advisory Agreement, the Portfolio paid $25,340 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended October 31, 2015. During the six months ended October 31, 2015, the Adviser reimbursed the Fund $86 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended October 31, 2015.

NOTE C

Investment Transactions, Income Taxes and Distributions to Shareholders

At October 31, 2015, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions to be paid for the year ending April 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 were as follows:

	2015		2014
Distributions paid from:
Ordinary income	$5,201,846		$4,249,266
Long-term capital gains	– 0	–	5,606

Total distributions paid	$5,201,846		$4,254,872

AB FIXED-INCOME SHARES, INC. •	13

Notes to Financial Statements

As of April 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$40,971
Undistributed capital gains	142

Total accumulated earnings/(deficit)	$41,113

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2015, the Portfolio did not have any capital loss carryforwards.

NOTE D

Capital Stock

Transactions, all at $1.00 per share, were as follows:

	Shares
	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30, 2015

Shares sold	18,648,024,909	38,841,883,650

Shares issued in reinvestment of dividends and distributions	4,302,882	5,193,500

Shares redeemed	(18,312,099,130)	(36,888,897,200)

Net increase	340,228,661	1,958,179,950

NOTE E

Risks Involved in Investing in the Portfolio

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk. The Commission recently adopted changes to Rule 2a-7. The new rules do not significantly affect government money market funds, such as the Portfolio. The Portfolio will be required under the new rules to invest 99.5% of its total assets in U.S. Government securities and repurchase agreements related thereto, and the Portfolio has changed its investment policy

14	• AB FIXED-INCOME SHARES, INC.

Notes to Financial Statements

to conform to this requirement. There are a number of changes under the new rules that relate to diversification, disclosure, reporting, and stress testing requirements. The Portfolio is implementing these changes on or before the dates they become effective. The new rules will also permit the Portfolio, at the discretion of the Portfolio’s Board of Directors, to, under certain circumstances, impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time.

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Portfolio may have difficulties in maintaining a positive yield, paying expenses out of the Portfolio’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments or to fulfill its repurchase obligations). The Portfolio invests in highly-rated securities to minimize credit risk.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB FIXED-INCOME SHARES, INC. •	15

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30,
		2015		2014		2013		2012		2011

Net asset value, beginning of period	$ 1.00	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)(b)	.00	.00		.00		.00		.00		.00
Net realized and unrealized gain on investment transactions(b)	.00	.00		.00		.00		.00		.00
Contributions from Affiliates	.00 (b)	.00		.00		.00		.00		.00

Net increase in net asset value from operations(b)	.00	.00		.00		.00		.00		.00

Less: Dividends and Distributions
Dividends from net investment income(b)	(.00)	(.00)		(.00)		(.00)		(.00)		(.00)
Distributions from net realized gain on investment transactions	(.00)	(.00	)(b)	(.00	)(b)	– 0	–	– 0	–	– 0	–

Total dividends and distributions(b)	(.00)	(.00)		(.00)		(.00)		(.00)		(.00)

Net asset value, end of period	$ 1.00	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.06%	.08%		.08%		.14%		.09%		.17%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$8,069	$7,729		$5,770		$5,408		$5,809		$3,767
Ratio to average net assets of:
Expenses	.01%^	.01%		.01%		.01%		.01%		.01	%+
Net investment income	.11%^	.08%		.08%		.14%		.09%		.17	%+

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

+	The ratio includes expenses attributable to estimated costs of proxy solicitation.

See notes to financial statements.

16	• AB FIXED-INCOME SHARES, INC.

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Senior Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

Lucas Krupa, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Pricing Committee.

AB FIXED-INCOME SHARES, INC. •	17

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AB Fixed-Income Shares, Inc. (the “Fund”) with respect to AB Government STIF Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General. The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

18	• AB FIXED-INCOME SHARES, INC.

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Portfolio is not charged a fee by the Adviser for advisory services although the investment advisory agreement provides for the Adviser to be reimbursed for providing certain non-advisory services. The Portfolio is intended to provide an investment option to institutional clients of the Adviser, including all of the AB Mutual Funds, with the exception of AB Variable Products Series Fund, Inc. and AB Exchange Reserves, for short-term investment of uninvested cash, including cash held to cover long futures, TBA (“To Be Announced”) mortgage-backed securities, forward settlements, and OTC derivatives positions. The Portfolio is intended to offer clients competitive short-term returns and enable the Adviser to deliver more consistent and predictable returns while reducing expenses for clients. The Adviser is compensated for its services to the Portfolio by compensation the Adviser receives from institutional clients that invest in the Portfolio.

The Portfolio’s net assets on September 30, 2015 are set forth below:

Portfolio	09/30/15 Net Assets ($MM)
Government STIF Portfolio	$7,286.3

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended April 30, 2015, the Adviser received $49,261 (0.002% of the Portfolio’s average daily net assets) for such services.

Set forth below is the total expense ratio of the Portfolio for the most recently completed fiscal year:

Portfolio	Total Expense Ratio (%)	Fiscal Year
Government STIF Portfolio	0.01%	April 30, 2015

3	Jones v. Harris at 1427.

AB FIXED-INCOME SHARES, INC. •	19

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AB Institutional fee

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

20	• AB FIXED-INCOME SHARES, INC.

schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2015 net assets.5

Portfolio	Net Assets 9/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Government STIF Portfolio[6]	$7,286.3	Fixed Income Money Market 0.10% (no breakpoints) Minimum account size: $10m	0.100%	0.000%

The AB Investments Taiwan Limited mutual funds (“ITL”), which are offered to investors in Taiwan, have an “all-in” fee to compensate the Adviser for investment advisory as well as custody related services. The fee schedule of the ITL mutual fund that has a somewhat similar investment style as the Portfolio is set forth in the table below:

Fund	ITL Fund	Advisory Fee	Custodian Fee	Management Fee
Government STIF Portfolio	Money Market Fund	0.10%	0.05%	0.150%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser is not directly paid an advisory fee by the Portfolio. However, the Adviser is compensated by the Adviser’s institutional clients invested in the Portfolio at the rate set forth in the investment advisory agreement for each client. While the rate paid by clients will vary, the portion of the advisory fee of such rate attributable to cash management services (the “Implied Fee”) is deemed by the Adviser to be the same for each client. The Implied Fee should not be greater than the lowest advisory fee paid by any client which invests in the Portfolio.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the total expense ratio of the Portfolio

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The Portfolio’s effective advisory fee shown is based on the Portfolio’s September 30, 2015 net assets and does not include any advisory fee waivers and/or expense reimbursements that the Portfolio may have had during its most recently completed annual or semi-annual period.

AB FIXED-INCOME SHARES, INC. •	21

to that of the Portfolio’s Broadridge Expense Group (“EG”)7 and Broadridge Expense Universe (“EU”)8 peers.9,10 Broadridge describes an EG as a representative sample of comparable funds and an EU as a broader group, consisting of all funds in the same Lipper investment classification/objections with a similar load type as the subject Portfolio. Since the Portfolio does not pay an advisory fee, the Portfolio’s total expense ratio is compared to the non-management fee ratio of its EG peers, which excludes management fees and any 12b-1 or non-12b-1 service fees. The result of Broadridge’s comparison is set forth below:

Portfolio	Total Expense Ratio (%)[11]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Government STIF Portfolio	0.009	0.075	1/16	0.074	1/42

excluding management fees	0.008	0.023	1/16	0.028	2/42

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

7	Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

8	Except for asset (size) comparability and load type, Broadridge uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

9	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Most recently completed fiscal year total expense ratio.

22	• AB FIXED-INCOME SHARES, INC.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee directly to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the institutional clients that utilize the Portfolio to invest short-term cash. The profitability of the Portfolio, which increased in 2014 relative to 2013, was calculated using a weighted average of the profitability of the institutional clients which invest in the Portfolio, in addition to any fund specific revenue or expense item.

In addition to the indirect profits that the Adviser earns from managing assets of institutional clients that utilize the Portfolio to invest short-term cash, certain of the Adviser affiliates have a business relationship with the Portfolio and earn a profit from providing other services to the Portfolio. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser and the Portfolio’s underwriter, does not receive a fee for its services. AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser and the Portfolio’s transfer agent, received $18,000 during the Portfolio’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolio does not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that

AB FIXED-INCOME SHARES, INC. •	23

the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli12 study on advisory fees and various fund characteristics.13 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $463 billion as of September 30, 2015, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services (described in Section II) to the Portfolio.

The information below shows the 1, 3 and 5 year net and gross performance returns and rankings of the Portfolio15 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”) for the period ended July 31, 2015.16

12	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

13	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

15	The performance returns of the Portfolio were provided Broadridge.

16	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

24	• AB FIXED-INCOME SHARES, INC.

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Government STIF[17]
Net
1 year	0.09	0.01	0.01	1/16	1/40
3 year	0.10	0.01	0.01	1/16	1/39
5 year	0.11	0.02	0.02	1/16	1/37

Gross
1 year	0.10	0.09	0.10	2/16	11/40
3 year	0.11	0.11	0.11	4/16	17/39
5 year	0.12	0.13	0.13	12/16	27/37

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark:18

	Period Ending July 31, 2015 Annualized Net Performance (%)
Portfolio	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Government STIF Portfolio	0.09	0.10	0.11	0.99
Lipper Money Market Funds Average[19]	0.01	0.01	0.02	0.82
Inception Date: December 13, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

17	Due to the low interest rate environment, investment advisers of money market funds have been waiving their advisory fee and/or reimbursing the funds to the extent their money market fund yields remain positive. Accordingly, over the 1, 3 and 5 year periods, the variance in the net returns across the Lipper Money Market Funds Universe have been relatively tighter compared to the 10 year period as different investment advisers weigh the trade-off of keeping performance returns relatively high while maintaining fund investment advisory fee waivers and/or reimbursing expenses.

18	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

19	Benchmark inception is the nearest month end after the Portfolio’s actual inception date.

AB FIXED-INCOME SHARES, INC. •	25

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

26	• AB FIXED-INCOME SHARES, INC.

AB Family of Funds

NOTES

AB FIXED-INCOME SHARES, INC. •	27

NOTES

28	• AB FIXED-INCOME SHARES, INC.

AB FIXED-INCOME SHARES, INC.

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FIS-0152-1015

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Fixed-Income Shares, Inc

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 21, 2015